Balter Event-Driven Fund

(the “Fund”)

Institutional Class (Symbol: BEVIX)

Investor Class (Symbol: BEVRX)

Supplement dated March 6, 2017

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2017

The following supplements information contained in the Fund’s current Prospectus and SAI.

On December 30, 2016, based on the recommendation of the Fund’s adviser, Balter Liquid Alternatives, LLC, the Board of Trustees of Northern Lights Fund Trust II (the “Trust”) approved the indefinite suspension of all sales of Fund shares. Accordingly, effective immediately, Fund shares are no longer available for purchase, including through the reinvestment of distributions, until further notice. Fund shares may still be redeemed in accordance with the terms of the Fund’s Prospectus.

You should read this Supplement in conjunction with the Prospectus dated March 1, 2017 which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-322-8112.